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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: October 22, 2001

                          COMMISSION FILE NUMBER 1-9838


                                 NS GROUP, INC.

             (Exact name of registrant as specified in its charter)


           KENTUCKY                                           61-0985936
 (State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                           Identification No.)




                 530 WEST NINTH STREET, NEWPORT, KENTUCKY 41071
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (859) 292-6809



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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
                           (c)      Exhibits

                                    99.1 October 22, 2001 Press Release

Item 9.  REGULATION FD DISCLOSURE

         On October 22, 2001, NS Group, Inc. issued a news release concerning its financial results for the quarter ended September 30, 2001. The press release is attached hereto as Exhibit 99.1.





                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NS GROUP, INC.

Date:  October 22, 2001                   By:  /s/ Thomas J. Depenbrock
                                          -----------------------------
                                          Thomas J. Depenbrock
                                          Vice President, Treasurer and
                                          Chief Financial Officer







                                  EXHIBIT INDEX



No.                        Exhibit
---                        -------

99.1                       October 22, 2001 Press Release